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 NUMBER         CONTINUED UNDER THE LAWS OF THE STATE OF WYOMING        SHARES
 05176                                                                 SPECIMEN
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                            TANISYS TECHNOLOGY, INC.

                                                               -----------------
                                                               CUSIP 875927 10 5
                                                               -----------------

THIS CERTIFIES THAT
                                    SPECIMEN

is the registered holder of

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Corporation subject to the Certificate of Incorporation of the Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

                                 DATED

                                    COUNTERSIGNED AND REGISTERED
/s/ Mark C. Holliday                MONTREAL TRUST COMPANY OF CANADA   VANCOUVER
--------------------                TRANSFER AGENT AND REGISTRAR
   President



                                    By                SPECIMEN
                                      ------------------------------------------
/s/ James D. English                             Authorized Officer
--------------------
   Secretary

   The Shares represented by this Certificate are transferable at the offices of Montreal Trust Company of Canada, Vancouver, B.C.

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     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

              PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE
                     __ __ __     __ __ __     __ __ __
                    |__|__|__| - |__|__|__| - |__|__|__|



-------------------------------------------------------------------------------
                     (Name and address of transferee)


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------------------------------------------------------------------------ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints


------------------------------------------------------------------ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.



     DATED:



------------------------------------     --------------------------------------
      (Signature of Witness)                  (Signature of Shareholder)



NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.



Signature Guaranteed By: